EXHIBIT 99.5

WaMu Capital Corp.
WMALT O5-9
15 Year Conforming Alt A; Pass Through
185 records
Balance: 33,759,522

Selection Criteria: 15 Year Conforming Alt A; Pass Through
Table of Contents
  Disclaimer
  Summary
  Gross Interest Rate
  Mortgage Interest Rates
  Original Balance
  Current Balance
  Original LTV
  Property Type
  State
  Original Term
  WAMU Doctype
  Original FICO
  Loan Purpose
  Occupancy Type
  Interest Only
  Prepay Penalty

1. Disclaimer

The information contained herein has not been independently verified by WaMu Capital Corp. The information contained herein is preliminary and subject to change, and supersedes information contained in any prior collateral term sheet for this transaction.

Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission's website.

Although a registration statement (including the base prospectus) relating to the securities has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMu Capital Corp. trading desk at 212-702 6910, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500.

Top

2. Summary

Total Number of Loans: 185
Total Balance: 33,759,522.17
Avg Balance: 182,483.90
Weighted Average Note Rate: 5.619
Non-Zero Weighted Average Original LTV: 59.66
Weighted Average Age: 0.959
% Calif: 12.98
% Prepay Penalties: 15.86
% Interest Only: 0.00
% Investor: 3.42
Non-Zero Weighted Average FICO: 722
Stated Original WAM: 179
Stated Current WAM: 178.14

Top

3. Gross Interest Rate

Gross Interest Rate	Net Pass Through	Count	Balance
4.875	4.625	4	611,171.86
5.000	4.750	5	1,218,917.51
5.125	4.875	8	1,349,173.68
5.250	5.000	21	4,100,393.26
5.375	5.125	18	3,695,178.77
5.500	5.250	21	3,698,439.73
5.625	5.375	26	5,008,802.82
5.630	5.380	1	153,600.00
5.750	5.500	20	4,586,319.70
5.875	5.625	36	5,048,546.76
6.000	5.750	8	1,480,800.00
6.125	5.875	5	746,196.08
6.250	6.000	4	742,476.99
6.375	6.125	2	303,000.00
6.500	6.250	3	369,009.19
6.750	6.500	1	240,000.00
6.875	6.625	1	216,000.00
7.500	7.250	1	164,444.33
Total:	5.369	185	33,732,470.68

Top

4. Mortgage Interest Rates

Mortgage Interest Rates	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
4.751 - 5.000	9	1,830,089.37	5.43	4.958	180	1	179	761	54	203,343.26
5.001 - 5.250	29	5,449,566.94	16.16	5.219	180	1	179	750	53	187,916.10
5.251 - 5.500	39	7,393,618.50	21.92	5.438	177	1	176	734	58	189,579.96
5.501 - 5.750	47	9,748,722.52	28.90	5.684	180	1	179	706	58	207,419.63
5.751 - 6.000	44	6,529,346.76	19.36	5.903	179	1	178	714	64	148,394.24
6.001 - 6.250	9	1,488,673.07	4.41	6.187	180	1	179	688	75	165,408.12
6.251 - 6.500	5	672,009.19	1.99	6.444	180	2	178	672	73	134,401.84
6.501 - 6.750	1	240,000.00	0.71	6.750	180	0	180	671	80	240,000.00
6.751 - 7.000	1	216,000.00	0.64	6.875	180	0	180	664	80	216,000.00
7.251 - 7.500	1	164,444.33	0.49	7.500	180	5	175	660	90	164,444.33
Total:	185	33,732,470.68	100.00	5.619	179	1	178	722	60	182,337.68

Top

5. Original Balance

Original Balance	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
0.01 - 50,000.00	3	136,500.00	0.40	5.703	180	771	36	45,500.00
50,000.01 - 100,000.00	36	2,940,840.02	8.70	5.659	180	715	53	81,690.00
100,000.01 - 150,000.00	51	6,531,070.41	19.33	5.664	179	731	61	128,060.20
150,000.01 - 200,000.00	29	5,201,009.00	15.39	5.684	180	720	62	179,345.14
200,000.01 - 250,000.00	28	6,330,000.00	18.74	5.605	180	717	60	226,071.43
250,000.01 - 300,000.00	18	5,091,850.00	15.05	5.570	180	721	56	282,880.56
300,000.01 - 350,000.00	6	1,961,600.00	5.80	5.623	180	736	61	326,933.33
350,000.01 - 400,000.00	9	3,241,350.00	9.58	5.541	173	730	61	360,150.00
400,000.01 - 450,000.00	2	812,000.00	2.41	5.250	180	692	59	406,000.00
450,000.01 - 500,000.00	2	959,000.00	2.84	5.750	180	693	60	479,500.00
550,000.01 - 600,000.00	1	600,000.00	1.75	5.625	180	0	75	600,000.00
Total:	185	33,805,219.43	100.00	5.619	179	722	60	182,730.92

Min: 40,000.00
Max: 600,000.00
Avg: 182,730.92
Total: 33,805,219.43

Top

6. Current Balance

Current Balance	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
0.01 - 50,000.00	3	135,882.41	0.40	5.703	180	1	179	771	36	45,294.14
50,000.01 - 100,000.00	36	2,936,352.20	8.70	5.659	180	1	179	715	53	81,565.34
100,000.01 - 150,000.00	51	6,521,816.33	19.33	5.664	179	1	178	731	61	127,878.75
150,000.01 - 200,000.00	30	5,390,634.68	15.98	5.677	180	1	179	718	62	179,687.82
200,000.01 - 250,000.00	27	6,121,517.49	18.15	5.609	180	0	180	718	60	226,722.87
250,000.01 - 300,000.00	18	5,076,391.59	15.05	5.570	180	1	179	721	56	282,021.76
300,000.01 - 350,000.00	6	1,954,946.65	5.80	5.623	180	1	179	736	61	325,824.44
350,000.01 - 400,000.00	9	3,232,508.97	9.58	5.541	173	1	172	730	61	359,167.66
400,000.01 - 450,000.00	2	812,000.00	2.41	5.250	180	0	180	692	59	406,000.00
450,000.01 - 500,000.00	2	959,000.00	2.84	5.750	180	1	179	693	60	479,500.00
550,000.01 - 600,000.00	1	591,420.36	1.75	5.625	180	6	174	0	75	591,420.36
Total:	185	33,732,470.68	100.00	5.619	179	1	178	722	60	182,337.68

Min: 40,000.00
Max: 600,000.00
Avg: 182,730.92
Total: 33,805,219.43

Top

7. Original LTV

Original LTV	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
<= 60.00	89	16,077,712.17	47.66	5.519	179	1	179	730	45	180,648.45
60.01 - 70.00	40	7,201,572.33	21.35	5.521	177	1	176	719	66	180,039.31
70.01 - 75.00	15	3,362,477.86	9.97	5.878	180	2	178	718	74	224,165.19
75.01 - 80.00	38	6,563,707.32	19.46	5.788	180	1	179	712	80	172,729.14
85.01 - 90.00	1	164,444.33	0.49	7.500	180	5	175	660	90	164,444.33
90.01 - 95.00	1	144,556.67	0.43	5.375	180	6	174	686	95	144,556.67
95.01 >=	1	218,000.00	0.65	6.000	180	0	180	725	100	218,000.00
Total:	185	33,732,470.68	100.00	5.619	179	1	178	722	60	182,337.68

Top

8. Property Type

Property Type	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
Condominium	15	2,549,746.62	7.56	5.786	180	1	179	722	64	169,983.11
Cooperative	7	756,215.02	2.24	5.845	168	1	167	734	63	108,030.72
PUD	6	882,559.00	2.62	5.532	180	0	180	718	52	147,093.17
Single Family Residence	136	23,591,356.84	69.94	5.603	179	1	178	724	60	173,465.86
Three/Four Family	8	3,103,109.90	9.20	5.591	180	2	178	704	59	387,888.74
Two Family	13	2,849,483.30	8.45	5.607	180	1	179	723	52	219,191.02
Total:	185	33,732,470.68	100.00	5.619	179	1	178	722	60	182,337.68

Top

9. State

State	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
NY	27	6,604,062.03	19.58	5.670	179	1	177	705	58	244,594.89
CA	22	4,378,690.87	12.98	5.552	175	1	174	732	52	199,031.40
IL	16	2,433,704.47	7.21	5.714	180	1	179	703	63	152,106.53
FL	12	2,057,806.21	6.10	6.033	180	0	180	678	69	171,483.85
MO	9	1,489,092.73	4.41	5.461	180	1	179	728	54	165,454.75
CO	8	1,635,309.01	4.85	5.435	180	0	180	752	50	204,413.63
PA	8	1,326,474.96	3.93	5.668	180	1	179	723	59	165,809.37
TX	8	1,423,359.45	4.22	5.419	180	1	179	734	78	177,919.93
AZ	6	1,010,509.00	3.00	5.574	180	0	180	675	56	168,418.17
MA	6	1,423,235.09	4.22	5.535	180	2	178	731	52	237,205.85
Other	63	9,950,226.86	29.50	5.599	180	1	179	738	63	157,940.11
Total:	185	33,732,470.68	100.00	5.619	179	1	178	722	60	182,337.68

Top

10. Original Term

Original Term	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
120	2	509,000.00	1.51	5.611	120	1	119	730	55	254,500.00
180	183	33,223,470.68	98.49	5.619	180	1	179	722	60	181,549.02
Total:	185	33,732,470.68	100.00	5.619	179	1	178	722	60	182,337.68

Top

11. WAMU Doctype

WAMU Doctype	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
Full/Alt/Streamline	21	4,133,264.41	12.25	5.379	180	0	180	750	62	196,822.11
No Doc/NINA	88	15,682,986.47	46.49	5.612	180	1	179	728	55	178,215.76
No Ratio/NORA	8	1,315,480.24	3.90	6.145	180	2	178	690	67	164,435.03
Red/Low/Expr/Stated	68	12,600,739.56	37.35	5.653	178	1	176	709	64	185,304.99
Total:	185	33,732,470.68	100.00	5.619	179	1	178	722	60	182,337.68

Top

12. Original FICO

Original FICO	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
<= 0	3	1,187,420.36	3.52	5.688	180	3	177	0	70	395,806.79
620 - 639	4	788,000.00	2.34	5.551	180	0	180	623	57	197,000.00
640 - 659	14	2,382,992.77	7.06	5.881	180	1	179	649	67	170,213.77
660 - 679	24	3,794,577.07	11.25	6.024	180	1	179	670	65	158,107.38
680 - 699	24	4,192,434.87	12.43	5.670	180	1	179	690	62	174,684.79
700 - 719	24	4,696,568.10	13.92	5.605	175	1	174	707	59	195,690.34
720 - 739	25	4,753,701.09	14.09	5.546	180	1	179	727	56	190,148.04
740 - 759	18	3,528,698.83	10.46	5.640	180	1	179	752	57	196,038.82
760 - 779	14	2,849,897.02	8.45	5.307	180	0	180	767	59	203,564.07
780 - 799	22	3,561,757.98	10.56	5.454	177	1	177	790	56	161,898.09
800 - 820	13	1,996,422.59	5.92	5.332	180	1	179	804	51	153,570.97
Total:	185	33,732,470.68	100.00	5.619	179	1	178	722	60	182,337.68

Top

13. Loan Purpose

Loan Purpose	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
Purchase	60	11,281,931.39	33.45	5.573	180	1	179	739	62	188,032.19
Refi - Cash Out	92	17,375,577.11	51.51	5.696	178	1	177	709	60	188,864.97
Refi - Rate Term	33	5,074,962.18	15.04	5.459	180	1	179	736	53	153,786.73
Total:	185	33,732,470.68	100.00	5.619	179	1	178	722	60	182,337.68

Top

14. Occupancy Type

Occupancy Type	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
Owner Occupied	179	32,579,115.46	96.58	5.625	179	1	178	722	60	182,006.23
Second Home	6	1,153,355.22	3.42	5.447	180	0	180	736	56	192,225.87
Total:	185	33,732,470.68	100.00	5.619	179	1	178	722	60	182,337.68

Top

15. Interest Only

Interest Only	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
0	185	33,732,470.68	100.00	5.619	179	1	178	722	60	182,337.68
Total:	185	33,732,470.68	100.00	5.619	179	1	178	722	60	182,337.68

Top

16. Prepay Penalty

Prepay Penalty	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
0	157	28,382,591.67	84.14	5.615	179	1	178	723	59	180,780.84
12	4	789,490.75	2.34	5.943	180	3	177	705	59	197,372.69
36	20	3,985,369.68	11.81	5.618	180	1	179	720	66	199,268.48
60	4	575,018.58	1.70	5.373	180	2	178	731	40	143,754.65
Total:	185	33,732,470.68	100.00	5.619	179	1	178	722	60	182,337.68

Top

R:\SEA_WCC\shared\_PSTBKU\Brent Harlow\October Position\October Position 9-21-05.cas
Sep 22, 2005 11:25